                                 MAIRS AND POWER
                                GROWTH FUND, INC.





ANNUAL REPORT
December 31, 2001









W1520 First National Bank Building
332 Minnesota Street
St. Paul, Minnesota 55101
651-222-8478

                                                                February 7, 2002


TO OUR SHAREHOLDERS:

            2001 was a good year for shareholders of Mairs and Power Growth Fund. The Fund registered a return of 6.5% which compares very favorably with a decline of 11.9% for the Standard & Poor's 500 Stock Index and a decline of 5.5% for the Dow Jones Industrial Average. The average stock mutual fund suffered a decline of 10.9%. Our ten year average annual return of 17.3% once again placed us on the WALL STREET JOURNAL list of the fifty best performing mutual funds for the past 10-year period. FORBES magazine, in the February 4th issue, rated mutual funds based on risk-adjusted performance and cost efficiency. The Fund was one of just six domestic stock funds that FORBES rated as Best Buys. The Fund was also cited for continuity of management and its superior 17% annualized return over the past 15 years. BUSINESS WEEK magazine, in the January 28th issue, examined a data base of 3,500 mutual funds and measured the performance of each of these funds by the amount of risk its manager took to achieve these results, over a five year period. Only 150 funds (4.3% of the total) received the highest quality A rating. Mairs and Power Growth Fund as well as Mairs and Power Balanced Fund were on the A list for the second consecutive year. SMART MONEY magazine published by Dow Jones & Co., ran a lead article in the March 2002 issue recommending just ten mutual funds out of a total number of 3,300 diversified stock funds, based on their risk-adjusted returns over the past five years. Management experience, tax-efficiency and low expenses were also considered. The fund was one of the ten recommended and was also featured in the article.

            The year 2001 marked the first attack on the U.S. homeland in sixty years, the first U.S. economic recession in ten years, and the first time in twenty-seven years that the U.S. stock market experienced a second consecutive year of decline. The American public, as well as their elected representatives, appear to have weathered these events with a sense of renewed confidence in our democratic processes and at least a restrained optimism that better days may lie ahead. The Federal Reserve acted aggressively throughout the year to ease monetary policy in an effort to contain the recession and restore economic growth. The seeds of recovery are in place, which should become evident in the months ahead. The manufacturing sector bore the brunt of the recession caused in part by record inventory liquidation but the purchasing managers' index has now reached the highest level in 14 months which suggests that the inventory cycle is about to turn which should spur growth as the year progresses. Personal income remained solid throughout the year, which provided strong support for the housing and automobile industries as well as many sectors of the retail trade and service industries. The main reason that consumer spending remained resilient has been that job loss has been less than in any previous recession. Even though 1.7 million private sector jobs have been lost, that 1.5% decline is the smallest for any recession on record.

            Our strong performance in 2001 reflected our longstanding commitment to well-managed companies that frequently have a dominant market share in their respective industries. We also avoided much of the sharp decline in high-profile technology companies, which we had considered to be over-valued. The largest industry sector in our portfolio is health care which continues to benefit from demographic trends as well as an impressive array of new products resulting from a strong commitment to research efforts. We are cautiously optimistic about prospects for 2002, as we believe that a strengthening economy will result in improving corporate earnings that should support firming stock prices. The U.S. economy continues to benefit from strong underlying growth in productivity, which rose at a 3.5% rate in the fourth quarter despite the weak economy. Our citizenry are the most innovative people in the world as well as the most entrepreneurial and are well prepared to meet the challenges ahead. However, we again caution shareholders that the extraordinary returns of the past five and ten year periods are unlikely to be replicated in the years ahead. Mairs and Power Growth Fund has registered an average annual return of 12.3% since its inception 43 years ago and we believe future returns should be measured against that benchmark.

                                                                 George A. Mairs
                                                                       President


          COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN FUND,
                 S & P 500 INDEX, AND THE CONSUMER PRICE INDEX

                   MPG                             S&P                            CPI
         ------------------------        ------------------------       ------------------------
1991     10,000.00                       10,000.00                      10,000.00
1992     10,784.00          7.84%        10,770.00          7.70%       10,300.00          3.00%
1993     12,170.82         12.86%        11,857.77         10.10%       10,578.10          2.70%
1994     12,856.04          5.63%        12,011.92          1.30%       10,863.71          2.70%
1995     19,196.64         49.32%        16,521.20         37.54%       11,135.30          2.50%
1996     24,264.55         26.40%        20,317.77         22.98%       11,502.77          3.30%
1997     31,216.34         28.65%        27,103.90         33.40%       11,698.31          1.70%
1998     34,141.32          9.37%        34,882.72         28.70%       11,885.49          1.60%
1999     36,586.18          7.16%        42,222.05         21.04%       12,206.39          2.70%
2000     46,274.93         26.48%        38,371.39         -9.12%       12,621.41          3.40%
2001     49,273.54          6.48%        33,805.20        -11.90%       12,823.35          1.60%


       AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2001)

                                    1 YEAR         5 YEARS        10 YEARS
Mairs and Power Growth Fund         +6.5%          +15.2%         +17.3%


  PAST INVESTMENT RESULTS SHOULD NOT BE TAKEN AS NECESSARILY REPRESENTATIVE OF
                              FUTURE PERFORMANCE.

FINANCIAL HIGHLIGHTS
(SELECTED PER SHARE DATA AND RATIOS -- FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD)

                                                         YEAR ENDED DECEMBER 31
                                         2001       2000       1999        1998         1997
                                     ---------------------------------------------------------
PER SHARE (1)

Net asset value, beginning of year   $   53.41  $    46.46  $   46.34  $    43.34    $   34.74

Investment operations:
   Net investment income                  0.51        0.54       0.43        0.43(*)      0.51

   Net realized and unrealized
      gains on investments                2.95       11.78       2.90        3.61         9.43
                                     ---------  ----------  ---------  ------------- ---------

TOTAL FROM INVESTMENT OPERATIONS          3.46       12.32       3.33        4.04         9.94

Less distributions:
   Dividends (from net
      investment income)                 (0.51)      (0.55)     (0.47)      (0.36)       (0.50)

   Distributions (from capital gains)    (2.00)      (4.82)     (2.74)      (0.68)       (0.84)
                                     ---------  ----------  ---------  ------------- ---------
TOTAL DISTRIBUTIONS                      (2.51)      (5.37)     (3.21)      (1.04)       (1.34)
                                     ---------  ----------  ---------  ------------- ---------

NET ASSET VALUE, END OF YEAR         $   54.36  $    53.41  $   46.46  $    46.34    $   43.34
                                     =========  ==========  =========  ============= =========
TOTAL INVESTMENT RETURN                    6.5%       26.5%       7.2%        9.4%        28.7%
                                     =========  ==========  =========  ============= =========

NET ASSETS, END OF YEAR
      (000'S OMITTED)                 $679,027   $ 581,668  $ 546,836  $  580,461    $ 412,591

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to
      average net assets                  0.76%       0.78%      0.79%       0.82%        0.84%

   Ratio of net investment
      income to average net
      assets                              0.97%       1.06%      0.83%       0.97%        0.98%

   Portfolio turnover rate                7.91%      15.34%      5.55%       2.04%        5.07%

(*) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(1) All per share amounts have been adjusted to give effect to a two-for-one stock split which was paid on October 10, 2001.

STATEMENT OF NET ASSETS
DECEMBER 31, 2001

NUMBER                                                    MARKET VALUE
OF SHARES         SECURITY DESCRIPTION                    (NOTE 2a.)
---------         --------------------                    ------------
           COMMON STOCK  96.4%

           BASIC INDUSTRIES  11.8%

  728,100  BMC Industries, Inc.                            $1,499,886
  324,000  Bemis Company, Inc.                             15,934,320
  520,000  Ecolab, Inc.                                    20,930,000
  574,000  H. B. Fuller                                    16,513,980
  542,500  The Valspar Corporation                         21,483,000
   70,000  Weyerhaeuser Company                             3,785,600
                                                        -------------
                                                           80,146,786
                                                        -------------

           CAPITAL GOODS  11.1%
  533,600  Donaldson Company, Inc.                         20,725,024
  747,775  Graco Inc.                                      29,200,614
1,113,600  MTS Systems Corporation                         11,258,496
  380,000  Pentair, Inc.                                   13,873,800
                                                        -------------
                                                           75,057,934
                                                        -------------

           CONSUMER CYCLICAL  9.1%
  114,000  Arbitron, Inc. *                                 3,893,100
  886,000  Target Corporation                              36,370,300
  485,800  The Toro Company                                21,861,000
                                                        -------------
                                                           62,124,400
                                                        -------------

           CONSUMER STAPLE  10.6%
  524,000  General Mills, Inc.                             27,253,240
  910,000  Hormel Foods                                    24,451,700
  908,000  SUPERVALU, Inc.                                 20,084,960
                                                        -------------
                                                           71,789,900
                                                        -------------

           DIVERSIFIED  3.7%
  213,000  Minnesota Mining & Manufacturing Company        25,178,730
                                                        -------------

NUMBER                                         MARKET VALUE
OF SHARES       SECURITY DESCRIPTION             (NOTE 2a.)
---------       --------------------           ------------
               COMMON STOCK (CONTINUED)

               FINANCIAL 16.5%
     546,000   St. Paul Companies, Inc.        $ 24,007,620
     700,000   TCF Financial Corporation         33,586,000
   1,040,350   U.S. Bancorp                      21,774,525
     760,000   Wells Fargo & Company             33,022,000
                                               ------------
                                                112,390,145
                                               ------------

               HEALTH CARE 21.8%
     544,000   Baxter International Inc.       $ 29,174,720
     430,000   Johnson & Johnson                 25,413,000
     672,000   Medtronic, Inc.                   34,413,120
     180,000   Merck & Co.                       10,584,000
     598,000   Pfizer Inc.                       23,830,300
     315,000   St. Jude Medical, Inc. *          24,459,750
                                               ------------
                                                147,874,890
                                               ------------

               TECHNOLOGY 11.8%
   1,446,000   ADC Telecommunications Inc. *      6,651,600
     800,000   Ceridian                          15,000,000
     450,000   Corning Inc. *                     4,014,000
     957,030   eFunds Corp. *                    13,159,163
     418,050   Emerson Electric Co.              23,870,655
     508,750   Honeywell International Inc.      17,205,925
                                               ------------
                                                 79,901,343
                                               ------------

               TOTAL COMMON STOCKS 96.4%
               (cost $418,857,115)             $654,464,128

NUMBER                                                                     MARKET VALUE
OF SHARES       SECURITY DESCRIPTION                                        (NOTE 2a.)
---------       --------------------                                       ------------

            SHORT TERM INVESTMENTS  3.1%

16,091,633  First American Prime Obligation Fund Class I                    $ 16,091,633
 5,349,952  Merrill Lynch Institutional Money Market Fund                      5,349,952
                                                                            ------------

            TOTAL SHORT TERM INVESTMENTS  3.1%                                21,441,585
            (cost $21,441,585)                                              ------------

            TOTAL INVESTMENTS  99.5%                                         675,905,713
            (cost $440,298,700)

            OTHER ASSETS AND LIABILITIES (NET)  0.5%                           3,120,976
                                                                            ------------

            NET ASSETS:
            Capital Stock                                                   $    124,910
            Additional paid-in capital                                       443,238,171
            Accumulated undistributed net investment income                        4,058
            Accumulated undistributed net realized gain on investment             52,541
            Net unrealized appreciation of investments                       235,607,013
                                                                            ------------

            TOTAL NET ASSETS  100%                                          $679,026,689
                                                                            ============
            (Net assets equal to $54.36 per share on 12,490,964 shares outstanding)

            CAPITAL STOCK (par value $.01 a share)
            Shares authorized                                                 25,000,000
                                                                            ============

*    Non income producing

SEE ACCOMPANYING NOTES.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001


INVESTMENT INCOME
Income:
      Dividends                                        $10,489,956
      Other income                                          11,350
                                                       -----------
   TOTAL INCOME                                                      $10,501,306

Expenses:
      Investment advisory fees (NOTE 5)                  3,644,247
      Administrative fees                                  449,862
      Transfer agent fees                                  356,100
      Custodian fees                                       122,396
      Legal and audit fees                                  30,455
      Other fees and expenses                               13,032
                                                       -----------
   TOTAL EXPENSES                                                      4,616,092
                                                                     -----------
   NET INVESTMENT INCOME                                               5,885,214

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 4)
      Net realized gains on investments sold            24,041,922
      Unrealized appreciation of investments            11,562,808
                                                       -----------

   NET GAIN ON INVESTMENTS                                            35,604,730
                                                                     -----------
   INCREASE IN NET ASSETS FROM OPERATIONS                            $41,489,944
                                                                     ===========


SEE ACCOMPANYING NOTES.

STATEMENT OF CHANGES IN NET ASSETS

                                                               YEAR ENDED DECEMBER 31
                                                                 2001           2000
                                                            ------------------------------
OPERATIONS
   Net investment income                                    $   5,885,214    $   5,461,977
   Net realized gains on investments sold                      24,041,922       48,190,563
   Unrealized appreciation of investments                      11,562,808       66,120,705
INCREASE IN NET ASSETS FROM OPERATIONS                      -------------    -------------
                                                               41,489,944      119,773,245
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                  (5,988,102)      (5,457,049)
   Short-term gain distributed as ordinary income              (1,917,313)              --
   From net realized gains                                    (22,049,038)     (48,206,243)
                                                            -------------    -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                           (29,954,453)     (53,663,292)

CAPITAL STOCK TRANSACTIONS
   Proceeds from shares sold                                  116,664,500       44,617,224
   Reinvestment of distributions from net investment
      income and net realized gains                            27,561,263       49,203,342
   Cost of shares redeemed                                    (58,402,984)    (125,098,185)
                                                            -------------    -------------
INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                                  85,822,779      (31,277,619)
                                                            -------------    -------------
TOTAL INCREASE IN NET ASSETS                                   97,358,270       34,832,334

NET ASSETS
   Beginning of year                                          581,668,419      546,836,085
                                                            -------------    -------------
   End of year (including undistributed investment income
      of $4,058 and $54,274, respectively)                  $ 679,026,689    $ 581,668,419
                                                            =============    =============
CHANGES IN CAPITAL STOCK
   Shares sold                                                  2,220,122          903,566
   Shares issued for reinvested distributions                     504,953          914,972
   Shares redeemed                                             (1,125,130)      (2,699,294)
                                                            -------------    -------------
NET INCREASE (DECREASE) IN SHARES                               1,599,945         (880,756)
                                                            =============    =============

SEE ACCOMPANYING NOTES.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001


Note 1 -- The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, no-load, open-end management investment company. The objective of the Fund is to provide shareholders with a diversified holding of common stocks which appear to offer possibilities for long-term appreciation.

Note 2 -- Significant accounting polices of the Fund are as follows:

          (a) Security valuations for fund investments are furnished by independent pricing services that have been approved by the Board of Directors. Investments in equity securities that are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. For securities where quotations are not readily available, or where the last quoted sale price is not considered representative of the value of the security if it were to be sold on that day, the security will be valued at fair value as determined in good faith by the adviser, Mairs and Power, Inc.

          (b) Security transactions are recorded on the date on which securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses are reported on an identified cost basis.

          (c) The Fund is a "regulated investment company" as defined in Subchapter M of the Internal Revenue Code, as amended. No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Internal Revenue Code applicable to investment companies and to make distributions of income and security gains sufficient to relieve it from all or substantially all income taxes.

Note 3 -- Purchases and sales of investment securities, excluding short-term securities, during the year ended December 31, 2001 aggregated $104,214,935 and $46,181,977, respectively.

Note 4 -- Net unrealized appreciation on investments for federal income tax purposes aggregated $235,607,013, of which $253,463,220 related to appreciated investment securities and $17,856,207 related to depreciated investment securities. Aggregate cost of investments for federal income tax purposes was $440,298,700. There is no difference between the book basis and tax basis of distributable earnings at December 31, 2001, and no difference between the book basis and tax basis of dividends paid during the year then ended.

Note 5 -- The investment advisory fees were paid to Mairs and Power, Inc., which is owned by individuals who are directors and officers of the Fund, for its services as investment adviser. Investment advisory fees were paid to the adviser pursuant to an advisory agreement approved by the directors of the Fund. The advisory fee is computed each month at an annual rate of .60% of the net asset value of the Fund on the last valuation day of the month. Directors of the Fund not affiliated with Mairs and Power, Inc. received compensation for meetings attended totaling $85,900 in 2001. No compensation was paid to any other director or officer of the Fund. At December 31, 2001, the amount payable by the Fund to Mairs and Power, Inc. was $335,473.

Note 6 -- The Board of Directors authorized a two-for-one stock split of the Fund's common stock announced on September 11, 2001. The stock split was in the form of a 100% stock dividend payable October 10, 2001, to shareholders of record on October 9, 2001. The impact of the stock split has been reflected in the financial statements and all share and per share data included herein have been restated.

Note 7 -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholders
Mairs and Power Growth Fund, Inc.

We have audited the accompanying statement of net assets of Mairs and Power Growth Fund, Inc. (the "Fund") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mairs and Power Growth Fund, Inc. at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                  /s/ Ernst & Young LLP


Minneapolis, MN
January 18, 2002

SUMMARY OF FINANCIAL INFORMATION

This table covers a period of generally rising common stock prices. The results shown should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment made in the Fund today.

                                                                  PER SHARE
                                               ----------------------------------------------
                                                         DISTRIBU-                PERFORMANCE
                                                          TIONS OF    DIVIDENDS     OF AN
                  SHARES                                  REALIZED     FROM NET    ASSUMED
                   OUT-          TOTAL NET    NET ASSET  SECURITIES   INVESTMENT  INVESTMENT
DATES            STANDING          ASSETS       VALUE      GAINS        INCOME    OF $10,000*
-------------    ----------   -------------   --------   ----------   ----------  -----------
Dec. 31, 1977     2,115,856    $ 13,145,624   $  6.215                 $ 0.165     $   9,967
Dec. 31, 1978     1,996,530    $ 13,282,487   $  6.655                 $ 0.175     $  10,949
Dec. 31, 1979     1,829,270    $ 14,104,765   $  7.710                 $ 0.225     $  13,078
Dec. 31, 1980     1,681,764    $ 14,540,014   $  8.645                 $ 0.275     $  15,185
Dec. 31, 1981     1,723,356    $ 13,148,158   $  7.630     $ 0.370     $ 0.300     $  14,609
Dec. 31, 1982     1,701,884    $ 16,784,217   $  9.860     $ 0.290     $ 0.250     $  20,330
Dec. 31, 1983     1,763,184    $ 18,972,177   $ 10.760     $ 0.350     $ 0.240     $  23,535
Dec. 31, 1984     1,744,138    $ 17,304,204   $  9.920     $ 0.380     $ 0.230     $  23,059
Dec. 31, 1985     1,713,476    $ 21,553,457   $ 12.580     $ 0.430     $ 0.230     $  31,077
Dec. 31, 1986     1,787,700    $ 22,235,453   $ 12.440     $ 1.370     $ 0.200     $  34,664
Dec. 31, 1987     1,828,278    $ 19,816,097   $ 10.840     $ 1.145     $ 0.240     $  33,855
Dec. 31, 1988     1,858,078    $ 20,630,251   $ 11.105     $ 0.605     $ 0.205     $  37,234
Dec. 31, 1989     1,733,168    $ 22,630,081   $ 13.055     $ 0.915     $ 0.215     $  47,685
Dec. 31, 1990     1,734,864    $ 22,501,587   $ 12.970     $ 0.350     $ 0.210     $  49,435
Dec. 31, 1991     1,808,046    $ 31,440,529   $ 17.390     $ 0.790     $ 0.195     $  70,222
Dec. 31, 1992     1,913,628    $ 34,363,306   $ 17.955     $ 0.580     $ 0.200     $  75,727
Dec. 31, 1993     2,012,570    $ 39,081,010   $ 19.420     $ 0.610     $ 0.215     $  85,464
Dec. 31, 1994     2,128,038    $ 41,889,850   $ 19.685     $ 0.490     $ 0.325     $  90,278
Dec. 31, 1995     2,490,650    $ 70,536,880   $ 28.320     $ 0.755     $ 0.280     $ 134,801
Dec. 31, 1996     4,322,492    $150,161,759   $ 34.740     $ 0.695     $ 0.355     $ 170,394
Dec. 31, 1997     9,521,030    $412,590,619   $ 43.335     $ 0.955     $ 0.390     $ 219,211
Dec. 31, 1998    12,525,664    $580,460,523   $ 46.340     $ 0.680     $ 0.360     $ 239,748
Dec. 31, 1999    11,771,794    $546,836,085   $ 46.455     $ 2.740     $ 0.465     $ 256,918
Dec. 31, 2000    10,891,038    $581,668,419   $ 53.410     $ 4.820     $ 0.545     $ 324,952
Dec. 31, 2001    12,490,964    $679,026,689   $ 54.360     $ 2.000     $ 0.510     $ 345,993

* ASSUMES THE REINVESTMENT OF ALL INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR A $10,000 INVESTMENT MADE AT THE BEGINNING OF 1977.

  The above data has been adjusted to reflect the 2-for-1 stock split paid to shareholders on October 10, 2001.

No adjustment has been made for any income tax payable by shareholders on capital gain distributions accepted in shares.

   This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective Prospectus. Please call or write if you desire further information.

                          AVERAGE ANNUAL TOTAL RETURNS

 THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND (PERIOD ENDED DECEMBER 31, 2001)
                                ARE AS FOLLOWS:

1 YEAR:   +6.5%           5 YEARS:  +15.2%           10 YEARS: +17.3%

THE TOTAL RETURN DATA REPRESENTS PAST PERFORMANCE, AND THE INVESTMENT RETURN AND
 PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES,
       WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

DIRECTORS AND OFFICERS


Information pertaining to the Directors and Officers of Mairs and Power Growth Fund, Inc. is set forth below. The statement of additional information (SAI) includes additional information about the Funds Directors and is available without charge, upon request, by calling 1-800-304-7404 or can be downloaded from our website at www.mairsandpower.com.

                                                                                               NUMBER OF
                                                                                               PORTFOLIOS IN
                             TERM OF OFFICE                                                    FUND COMPLEX        OTHER
NAME, ADDRESS AND (AGE)      AND LENGTH OF    PRINCIPAL OCCUPATION(S) DURING PAST FIVE         OVERSEEN BY         DIRECTORSHIPS
POSITION(S) WITH FUND        TIME SERVED(1)   YEARS                                            DIRECTOR            HELD BY TRUSTEE

                                              INTERESTED DIRECTORS AND PRINCIPAL OFFICERS

George A. Mairs, III (73)                     President of the Investment Adviser                      2                  N/A
President                    Since 1980
Director                     Since 1980
332 Minnesota Street
Suite W1520
St. Paul, MN  55101


William B. Frels (62)                         Vice President and Treasurer of the Investment
Secretary                    Since 1992       Adviser
Director                     Since 1992
332 Minnesota Street
Suite W1520
St. Paul, MN  55101                                                                                    2                  N/A

Peter G. Robb (53)                            Vice President and Secretary of the Investment
Vice President               Since 1994       Adviser
Director                     Since 1995
332 Minnesota Street
Suite W1520
St. Paul, MN  55101                                                                                    2                  N/A

                                              INTERESTED PRINCIPAL OFFICER WHO IS
                                              NOT A DIRECTOR
Lisa J. Hartzell (56)                         Manager of Mutual Fund Services of the                  N/A                 N/A
Treasurer                    Since 1996       Investment Adviser
332 Minnesota Street
Suite W1520
St. Paul, MN  55101

                                                                                               NUMBER OF
                                                                                               PORTFOLIOS IN
                             TERM OF OFFICE                                                    FUND COMPLEX        OTHER
NAME, ADDRESS AND (AGE)      AND LENGTH OF    PRINCIPAL OCCUPATION(S) DURING PAST FIVE         OVERSEEN BY         DIRECTORSHIPS
POSITION(S) WITH FUND        TIME SERVED(1)   YEARS                                            DIRECTOR            HELD BY TRUSTEE

                                             DISINTERESTED DIRECTORS

J. Thomas Simonet (75)       Since 1992       Retired Chief Executive Officer, US Bank Trust        2                  N/A
Director                                      National Association (formerly First Trust
332 Minnesota Street                          National Association)
Suite E1430
St. Paul, MN  55101

Charlton Dietz (70)          Since 1997       Retired Senior Vice President, Legal Affairs          2                  N/A
Director                                      and General Counsel, Minnesota Mining and
30 Seventh Street East                        Manufacturing Company
Suite 3050
St. Paul, MN  55101

Norbert J. Conzemius (60)    Since 2000       Retired Chief Executive Officer, Road Rescue          2                  N/A
Director                                      Incorporated
121 Wildwood Avenue
Birchwood, MN  55110

Charles M. Osborne (48)      Since 2001       Senior Vice President and Chief Financial             2                  N/A
Director                                      Officer (1989-1997), Deluxe Corporation;
1 Red Pine Road                               Director (1992-present), Northstar Guarantee,
North Oaks, MN 55127                          Inc.; President and Chief Operating Officer
                                              (1997-1998), Graco, Inc.; Chief Financial
                                              Officer (1998), Vice President and General
                                              Manager, MN (1999), Vice President Corporate
                                              Human Resources, IA (2000), McLeod USA/Ovation
                                              Communications; Director (1999-present),
                                              Northstar Photonics; Executive Vice President
                                              and Chief Financial Officer (2000), 21 North
                                              Main, Inc.; Partner (1999-present), Gateway
                                              Alliance.

-------
(1) Each Director serves until elected at each annual meeting, or until his successor is appointed. Each Officer is elected annually.

                        MAIRS AND POWER GROWTH FUND, INC.


                               INVESTMENT ADVISER

                              Mairs and Power, Inc.
                       W1520 First National Bank Building
                              332 Minnesota Street
                           Saint Paul, Minnesota 55101


                                    CUSTODIAN

                                  US Bank, N.A.
                            615 East Michigan Street
                                  P. O. Box 701
                           Milwaukee, Wisconsin 53201


                               INDEPENDENT AUDITOR

                               Ernst & Young, LLP
                              1400 Pillsbury Center
                             200 South Sixth Street
                          Minneapolis, Minnesota 55402



                  SHAREHOLDER ACCOUNT INFORMATION AND INQUIRIES

                        Call 1-800-304-7404 or write to:

     (REGULAR MAIL ADDRESS)             (OVERNIGHT OR EXPRESS MAIL ADDRESS)
     ----------------------             ----------------------------------
   Mairs and Power Growth Fund              Mairs and Power Growth Fund
c/o US Bancorp Fund Services, LLC        c/o US Bancorp Fund Services, LLC
    615 East Michigan Street                         3rd Floor
          P. O. Box 701                      615 East Michigan Street
 Milwaukee, Wisconsin 53201-0701          Milwaukee, Wisconsin 53201-0701

 For Fund literature and information, you can also visit the Fund's web site at:
                              www.mairsandpower.com